UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 23, 2025
Digital Turbine, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2025, the Compensation and Human Capital Management Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Digital Turbine, Inc. (the “Company”) approved compensation for William Stone, the Company’s Chief Executive Officer, Stephen Lasher, the Company’s Chief Financial Officer, Michael Akkerman, the Company’s Chief Business Officer, and Senthil Kanagaratnam, the Company’s Chief Technology Officer. In connection with such approvals, the Compensation Committee granted Messrs. Stone, Lasher, Akkerman and Kanagaratnam performance-based restricted stock units (“PSUs”) and stock options as described below.

Messrs. Stone, Lasher, Akkerman and Kanagaratnam were granted PSUs covering 344,037, 160,550, 137,615, and 137,615 shares of Company common stock, respectively, that will vest two-thirds based upon achievement of a three-year annual operating plan revenue target and adjusted EBITDA target (each target representing 50% of the two-thirds achievement vesting) and one-third based on achievement of a three-year growth revenue target and growth adjusted EBITDA target (each target representing 50% of the one-third achievement vesting). Thus, each executive has the opportunity to vest up to 100% of such PSUs depending on the extent to which the revenue and adjusted EBITDA goals are achieved. If the Company’s achievement of performance goals falls in between the annual operating plan and growth targets, such amounts will be interpolated on a linear basis in calculating the number of PSU shares vested.

Messrs. Stone, Lasher, Akkerman and Kanagaratnam were granted stock options covering 462,963, 216,049, 185,185, and 185,185 shares of Company common stock, respectively, with an exercise price equal to the closing price of the Company common stock on May 23, 2025 (the grant date). These stock options vest over three years, with one-third vesting on the first anniversary of the grant date and the remainder vesting in equal quarterly installments after such first anniversary through the third anniversary of the grant date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 29, 2025	Digital Turbine, Inc.
	By:	/s/ Stephen Andrew Lasher
Stephen Andrew Lasher
Executive Vice President & Chief Financial Officer